EXHIBIT 23.1

                          INDEPENDENT AUDITORS CONSENT

           We consent to the incorporation by reference in this registration statement of Thinkpath Inc. on Form S-8 of our report dated April 16, 2002, appearing in the Annual Report on Form 10-KSB of Thinkpath Inc. for the year ended December 31, 2001.

Toronto, Ontario
June 28, 2002

                            Yours truly,


                            /S/ SCHWARTZ LEVITSKY FELDMAN LLP,
                            ----------------------------------
                            Schwartz Levitsky Feldman llp, Charter Accountants


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